Exhibit 99.1

AGBA AND TRILLER ANNOUNCE
AMENDED AND RESTATED MERGER AGREEMENT

●	Upon transaction closing, the newly combined companies will trade on the Nasdaq under the name “Triller Group Inc.” with new expected ticker “ILLR”

●	Transaction closing is anticipated to occur soon, subject to regulatory clearance, approval by AGBA’s shareholders and other customary closing conditions

●	Merger will create a cutting-edge, next-generation, social media and entertainment platform for creators and users, powered by AI and machine-learning technologies

LOS ANGELES, Sept. 03, 2024 (GLOBE NEWSWIRE) -- AGBA Group Holding Limited (Nasdaq: AGBA) (“AGBA”), a multi-channel business platform delivering first-class financial services through machine-learning technologies, and Triller Corp. (“Triller”), a next generation, AI-powered, social media and live-streaming event platform, today announced that on August 30, 2024, the parties amended and restated their April 16, 2024 merger agreement (“Merger Agreement”). This amended and restated Merger Agreement supersedes the original merger agreement between AGBA and Triller.

In accordance with the Merger Agreement, AGBA will domesticate to the U.S. (“AGBA Domestication”) as a Delaware corporation (“AGBA Delaware Parent”) and all AGBA ordinary shares, par value $0.001 per share, will automatically convert into the same number of shares of AGBA Delaware Parent upon successful AGBA Domestication and Delaware incorporation. Once the Triller Reorganization and the AGBA Domestication have occurred, the combined companies will merge (the “Merger”) and Triller will become a wholly owned subsidiary of AGBA Delaware Parent. Upon successful closing of the transaction, AGBA Delaware Parent will change its name to “Triller Group Inc.” and the newly combined companies will operate under the Triller company name and expect to be traded on the Nasdaq under the ticker “ILLR”.

The merger consideration provided for in the Merger Agreement (the “Merger Consideration”) will be as follows: AGBA Delaware Parent (i) will issue 299,897,852 shares of AGBA Delaware Parent Common Stock to the current common stockholders of Triller, (ii) will issue 37,702,230 shares of preferred stock to the current preferred stockholders of Triller (the holders of Triller’s common and preferred stock are referred to together as the “Stockholders”), and (iii) will convert all existing Triller restricted stock units into 54,020,128 AGBA Delaware Parent restricted stock units; and AGBA Delaware Parent also will reserve an aggregate of 54,020,128 shares of AGBA Delaware Parent Common Stock for future issuance upon the vesting of such restricted stock units. A total of 50,000,000 shares of AGBA Delaware Parent Common Stock will be held in escrow as reserved shares, which will be applied toward future settlement of certain Triller legal and financial obligations.

AGBA and Triller have agreed that the closing of the Merger (the “Closing”) will occur as soon as possible, subject to regulatory clearance, approval by AGBA’s shareholders and the other closing conditions provided for in the Merger Agreement and summarized in the accompanying 8-K U.S. Securities and Exchange (“SEC”) filing.

For more details, please refer to AGBA’s Report on Form 8-K filed with the SEC on September 3, 2024. The latest press release is available on the company’s website, please visit: www.agba.com/ir.

About AGBA:

Established in 1993, AGBA Group Holding Limited (Nasdaq: “AGBA”) is a leading, multi-channel business platform that incorporates cutting edge machine-learning and offers a broad set of financial services and healthcare products to consumers through a tech-led ecosystem, enabling clients to unlock the choices that best suit their needs. Trusted by over 400,000 individual and corporate customers, the Group is organized into four market-leading businesses: Platform Business, Distribution Business, Healthcare Business, and Fintech Business.

For more information, please visit www.agba.com

About Triller:

Triller is a next generation, AI-powered, social media and live-streaming event platform for creators. Pairing music culture with sports, fashion, entertainment, and influencers through a 360-degree view of content and technology, Triller uses proprietary AI technology to push and track content virally to affiliated and non-affiliated sites and networks, enabling them to reach millions of additional users. Triller additionally owns Triller Sports, Bare-Knuckle Fighting Championship (BKFC); Amplify.ai, a leading machine-learning, AI platform; FITE, a premier global PPV, AVOD, and SVOD streaming service; and Thuzio, a leader in B2B premium influencer events and experiences.

For more information, visit www.triller.co

Investor Relations:
Bethany Lai

ir@agba.com

+852-5529-4500

Media Contact:

Catherine Polisi Jones

Polisi Jones Communications

cjones@polisijones.com

+1-917-330-8934

Additional Information About the Proposed Merger and Where to Find It

In connection with the Merger Agreement and the proposed Merger, AGBA intends to file relevant materials with the SEC, including a proxy statement, which will be mailed or otherwise disseminated to the shareholders of AGBA as of the record date established for voting on the proposed transactions contemplated by the Merger Agreement. AGBA may also file other relevant documents regarding the proposed Merger with the SEC. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED MERGER AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE MERGER. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER AS THEY BECOME AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the definitive proxy statement (if and when available) and other documents that are filed or will be filed with the SEC by AGBA through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AGBA will be available free of charge at: AGBA Group Holding Limited, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong SAR, attention: Mr. Ng Wing Fai, Chief Executive Officer.

Participants in Solicitation

AGBA and Triller, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from AGBA’s shareholders in respect of the proposed Merger. AGBA’s shareholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers in AGBA’s proxy statement, when it is filed with the SEC. Information about AGBA’s directors and executive officers and their ownership of AGBA ordinary shares is set forth in AGBA’s annual report on Form 10-K, filed with the SEC on March 28, 2024. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AGBA or Triller, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of AGBA’s securities; (ii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by the shareholders of AGBA; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed Merger; (v) the ability of the parties to recognize the benefits of the Merger Agreement and the proposed Merger; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Triller’s industry and market size; (viii) financial condition and performance of Triller, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Merger, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Triller; (ix) the impact from future regulatory, judicial, and legislative changes in Triller’s industry; (x) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; and (xi) those factors discussed in AGBA’s filings with the SEC and those that will be contained in the definitive proxy statement relating to the Merger. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement and other documents to be filed by AGBA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while AGBA and Triller may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither AGBA nor Triller gives any assurance that AGBA, or Triller, or the combined company, will achieve its expectations.

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